UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

Bright Green Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1033 George Hanosh Boulevard Grants, NM	87020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 658-1799

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 20, 2024, Mr. Gurvinder Singh resigned as a member of the board of directors (the “Board”) and as Chief Executive Officer of Bright Green Corp. (the “Company”). On same date, Sean Deson, Robert Arnone and Dean Valore resigned as members of the Board of the Company and Mr. Saleem Elmasri resigned as the Chief Financial Officer of the Company. Their resignations were not the result of a disagreement with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

As a result of the above resignations of the Board, the sole member of the Board is the current Chair of the Company, Ms. Lynn Stockwell.

On December 27, 2024, the Board appointed Ms. Lynn Stockwell as Chief Executive Officer. The employment history for Ms. Stockwell and material transactions she is involved in with our company are set forth in the Annual Report on Form 10-K/A filed with the SEC on April 29, 2024, and the Current Reports on Form 8-K filed with the SEC on August 19, 2024 and September 18, 2024.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 27, 2024, the Company issued a press release concerning the resignations, the new appointment as CEO, and a plan of restructuring.

The press release is furnished with this Current Report on Form 8-K as Exhibits 99.1. The information furnished under this Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, regardless of any general incorporation by reference language in such filing, except as shall be expressly set forth by specific reference in any such filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated December 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Green Corporation

/s/ Lynn Stockwell
Lynn Stockwell
CEO and Director

Date December 27, 2024

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